The GAMCO Westwood Funds

SUMMARY PROSPECTUS

January 27, 2012

	Class	Ticker Symbol
GAMCO Westwood Equity Fund	A	WEECX
	C	WEQCX
	I	WEEIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com/Gab_pdf/prosps/704_multi.pdf. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com.

The Fund’s Prospectus and SAI, both dated January 27, 2012, are incorporated by reference into this Summary Prospectus.

EQUITY FUND

Investment Objectives

The Equity Fund (the “Fund”) seeks to provide capital appreciation. The Fund’s secondary goal is to produce current income.

Fees and Expenses of the Equity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund’s Class A Shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the Fund’s Prospectus and in the section entitled “Purchase and Redemption of Shares” of the Fund’s SAI.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Expenses	0.50%	1.00%	None
Other Expenses	0.27%	0.27%	0.27%

Total Annual Fund Operating Expenses	1.77%	2.27%	1.27%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except as noted. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$573	$935	$1,321	$2,400
Class C Shares	$330	$709	$1,215	$2,605
Class I Shares	$129	$403	$697	$1,534

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$573	$935	$1,321	$2,400
Class C Shares	$230	$709	$1,215	$2,605
Class I Shares	$129	$403	$697	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.

In selecting securities, Westwood Management Corporation, the Fund’s sub-adviser (the “Sub-Adviser”), maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser’s forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stocks declines 15% in the first forty-five days held. The Fund’s risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the Standard & Poor’s 500 Index (the “S&P 500 Index”), the Fund’s benchmark.

The Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts or American Depositary Receipts. The Fund may also invest in foreign debt securities.

Principal Risks

You May Want to Invest in the Equity Fund if:

•	you are a long-term investor
•	you seek growth of capital
•	you seek a fund with a growth orientation as part of your overall investment plan

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

Investing in the Equity Fund involves the following risks:

•

Fund and Management Risk.    If the Fund’s Sub-Adviser’s judgment in selecting securities is incorrect or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objectives. When you sell Fund shares, they may be worth less than what you paid for them.

•

Equity Risk.    The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Performance

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

EQUITY FUND (Total returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Equity Fund’s returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 13.54% (quarter ended June 30, 2003) and the lowest return for a quarter was (20.71)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2011, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Equity Fund
Class A Shares
Return Before Taxes	(5.66)%	(2.40)%	2.83%
Return After Taxes on Distributions	(5.72)%	(2.95)%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	(3.55)%	(2.06)%	2.42%
Class C Shares
Return Before Taxes	(3.27)%	(2.10)%	2.74%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	(1.31)%	(1.17)%	3.62%
Index (reflects no deduction for fees, expenses or taxes) S&P 500 Index	2.11%	(0.25)%	2.92%

The returns shown for Class I Shares prior to its actual inception date are those of the Class AAA Shares of the Fund which are not offered in this Summary Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other capital gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc., serves as the Adviser to the Equity Fund.

The Sub-Adviser. Westwood Management Corp. serves as Sub-Adviser for the Equity Fund.

The Portfolio Manager. Ms. Susan M. Byrne, Chairman and Co-Chief Investment Officer of the Sub-Adviser, has managed the Fund since its inception on January 2, 1987. Mr. Mark R. Freeman, CFA, Executive Vice President and Co-Chief Investment Officer of the Sub-Adviser, has managed the Fund since 2012. Mr. Jay K. Singhania, CFA, Senior Vice President, has managed the Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.